UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2005

CV THERAPEUTICS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-21643	43-1570294
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3172 Porter Drive, Palo Alto, California	94304
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 384-8500

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.04. TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT

On July 13, 2005, CV Therapeutics, Inc. (“CV Therapeutics”) called for redemption on August 3, 2005 (the “Redemption Date”) of the entire outstanding aggregate principal amount of $79,645,000 of its outstanding 4 3/4% Convertible Subordinated Notes due 2007 (the “Notes) pursuant to Article 10.2 of the Indenture, dated as of March 7, 2000, among the Company and Wells Fargo Bank, National Association (successor in interest of Norwest Bank Minnesota, National Association), as trustee, at the redemption price of 101.357% of the principal amount thereof. Holders of the Notes will also receive accrued interest to, but not including, the Redemption Date.

The foregoing description is qualified in its entirety by reference to our press release dated July 12, 2005, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 8.01. OTHER EVENTS

On July 7, 2005, CV Therapeutics publicly disseminated a press release announcing that the underwriters of CV Therapeutics’ public offering of 7,300,000 shares of its common stock have exercised their option to purchase an additional 1,050,000 shares of common stock at a purchase price of $21.60 per share to cover over-allotments.

The foregoing description is qualified in its entirety by reference to our press release dated July 7, 2005, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

* * * * *

Forward-Looking Statements. This report includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements relate to future events or our future clinical or product development, financial performance, regulatory review of CV Therapeutics’ products or product candidates, or commercialization efforts. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of those terms and other comparable terminology. These statements reflect only management’s current expectations. Important factors that could cause actual results to differ materially from the forward-looking statements CV Therapeutics makes or incorporates by reference in this report are set forth under the heading “Risk Factors” in our most recent Annual Report on Form 10-K and amended Form 10-K, as may be updated from time to time by CV Therapeutics’ future filings under the Securities Exchange Act. If one or more of these risks or uncertainties materialize, or if any underlying assumptions prove incorrect, CV Therapeutics’ actual results, performance or achievements may vary materially from any future results, performance or achievements expressed or implied by these forward-looking statements. CV Therapeutics disclaims any intent or obligation to update these forward-looking statements.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

99.1	Registrant’s Press Release Dated July 13, 2005.

99.2	Registrant’s Press Release Dated July 7, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 13, 2005	CV THERAPEUTICS, INC.

	By:	/s/ TRICIA BORGA SUVARI
Tricia Borga Suvari
Vice President and General Counsel